Exhibit 99.1

BLUE NILE ENTERS INTO DEFINITIVE AGREEMENT TO BE ACQUIRED BY

BAIN CAPITAL PRIVATE EQUITY AND BOW STREET LLC FOR APPROXIMATELY $500 MILLION

Investor Group to acquire all outstanding Blue Nile common stock for $40.75 per share in take-private transaction

SEATTLE, November 7, 2016 – Leading online jeweler Blue Nile (NASDAQ: NILE), today announced that it has entered into a definitive agreement to be acquired by an Investor Group comprised of funds managed by Bain Capital Private Equity and Bow Street LLC (collectively the “Investor Group”).

The terms of the all-cash deal provide substantial value to Blue Nile’s stockholders. The Investor Group will acquire 100 percent of the outstanding shares of Blue Nile common stock for approximately $500 million. Blue Nile stockholders will receive $40.75 in cash per share, representing a premium of approximately 34 percent over Blue Nile’s closing price on November 4, 2016.

“Since its inception, Blue Nile’s guiding principle has been to provide value to its customers, suppliers, and shareholders, and this transaction provides tremendous value to all,” said Blue Nile Chairman, CEO and President Harvey Kanter. “Blue Nile will continue its innovative drive that has disrupted the diamond industry and made us the smartest, easiest, and most pressure-free way for consumers to buy a diamond.”

“This is an opportunity to acquire a true disruptor in a fundamentally attractive and growing segment of the diamond industry,” said Ryan Cotton, a Managing Director at Bain Capital Private Equity. “Blue Nile provides a clearly superior consumer value proposition and offers a convenient delivery model that enables choice and selection in a no-pressure environment. We believe the company will continue to grow as educated consumers continue to seek easy and convenient shopping experiences that deliver transparent pricing and enhanced value.”

“Blue Nile is a unique business with a strong platform in an industry that is rapidly evolving and migrating online,” said Howard Shainker, Managing Partner at Bow Street. “We are excited to work alongside Blue Nile management and Bain Capital to execute on the Company’s strategy.”

Blue Nile’s Board of Directors unanimously approved the deal and recommended that stockholders vote their shares in favor of the transaction. Blue Nile will become a privately-held company and continue to be headquartered in Seattle, WA. Closing of the deal is subject to customary closing conditions, including the approval of Blue Nile’s stockholders and required regulatory approvals. There are no financing conditions associated with the proposed acquisition.

The transaction is expected to close in the first calendar quarter of 2017. Under the terms of the merger agreement, Blue Nile may solicit alternative acquisition proposals from third parties during a 30-day “go-shop” period, following the date of execution of the merger agreement.

BofA Merrill Lynch is serving as exclusive financial advisor to Blue Nile, and Wilson Sonsini Goodrich & Rosati is serving as its legal advisor. Goldman Sachs & Co is providing debt for the transaction, and Kirkland & Ellis LLP is serving as legal advisor to the Investor Group.

Concurrent with this press release, Blue Nile announced in a separate earnings press release financial results for the third quarter of 2016. For the quarter ended October 2, 2016, Blue Nile’s net revenues in accordance with Generally Accepted Accounting Principles (“GAAP”) were $105.1 million and net income totaled $1.3 million, or $0.11 per diluted share.

About Blue Nile, Inc. (Nasdaq: NILE)

Blue Nile, Inc. is a leading online jeweler. The company offers a smarter way to buy engagement rings, wedding rings, and fine jewelry by providing in-depth educational materials and unique online tools that place consumers in control of the jewelry shopping process. Blue Nile has some of the highest quality standards in the industry and offers thousands of independently graded diamonds and fine jewelry at prices significantly below traditional retail. Blue Nile’s shares are traded on the Nasdaq Stock Market LLC under the symbol NILE. More information about Blue Nile can be found at www.bluenile.com.

About Bain Capital Private Equity

Bain Capital Private Equity (www.baincapitalprivateequity.com) has partnered closely with management teams to provide the strategic resources that build great companies and help them thrive since our founding in 1984. Our team of more than 400 investment professionals creates value for our portfolio companies through our global platform and depth of expertise in key vertical industries including consumer/retail, financial and business services, healthcare, industrials, and technology, media and telecommunications. In addition to private equity, Bain Capital invests across asset classes including credit, public equity and venture capital, and leverages the firm’s shared platform to capture opportunities in strategic areas of focus.

About Bow Street LLC

Founded in 2011, Bow Street is a New York-based investment manager that partners with institutional investors and family offices globally to invest opportunistically across public and private securities.

Additional Information and Where to Find It

Blue Nile, Inc. (“Blue Nile”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with BC Cyan Acquisition Inc., pursuant to which Blue Nile would be acquired by BC Cyan Parent Inc., an affiliate of Bain Capital Fund XI and Bow Street LLC (the “Merger”). The proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Blue Nile through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Blue Nile by contacting Blue Nile’s Investor Relations by telephone at 206.336.6745, by e-mail at investor@bluenile.com, or by going to Blue Nile’s Investor Relations page on its corporate web site at http://investor.bluenile.com and clicking on the link titled “SEC Filings” under the “Financials & Filings” heading.

Blue Nile and certain of its directors, executive officers, and certain other members of management and employees of Blue Nile may be deemed to be participants in the solicitation of proxies from the stockholders of Blue Nile in connection with the proposed Merger. Information regarding these individuals and other persons who may be deemed to be participants in the solicitation of proxies, as well as any interests they may have in the transaction described herein, will be included in the proxy statement described above. Additional information regarding Blue Nile’s directors and executive officers is also included in Blue Nile’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2016. These documents are available free of charge as described in the preceding paragraph.

Note on Forward-Looking Statements

This information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to the proposed transaction between Blue Nile and BC Cyan Parent Inc., including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the expected closing of the proposed Merger and future performance and plans of Blue Nile. In some cases, you can identify forward-looking statements by terms such as “would,” “could,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “might,” “predict,” “potential,” “targets,” “seek,” or “continue,” the negative of these terms or other variations of such terms. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability to obtain approval of Blue Nile’s stockholders, the ability to obtain required regulatory approvals, the ability of the parties to satisfy other conditions to the consummation of the proposed Merger, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, the risk that the the transaction may involve unexpected costs, liabilities or delays and such other risks as identified in Blue Nile’s Annual Report on Form 10-K for the fiscal year ended January 3, 2016, Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. While Blue Nile may elect to update forward-looking statements at some point in the future, Blue Nile specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and, therefore, you should not rely on these forward-looking statements as representing Blue Nile’s views as of any date subsequent to today.

Contact:

For Blue Nile:

Nancy Shipp, (206) 388-3626 (Investors)

nancys@bluenile.com

Josh Holland, (206) 336-6773 (Media)

joshh@bluenile.com

For Bain Capital Private Equity:

Alex Stanton/Charlyn Lusk

Stanton Public Relations & Marketing

astanton@stantonprm.com

(212) 780-0701

Charlyn Lusk

clusk@stantonprm.com

(646) 502-3549

For Bow Street LLC

Jonathan Gasthalter/Nathaniel Garnick

Gasthalter & Co.

jg@gasthalter.com

(212) 257-4170

Nathaniel K. Garnick

Gasthalter & Co.

m. (617) 645-5165

o. (212) 257-4170

NG@gasthalter.com

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